Finance Receivables Held for Sale	3 Months Ended
Mar. 31, 2016
Receivables Held-for-sale [Abstract]
Finance Receivables Held for Sale
Finance Receivables Held for Sale

We report finance receivables held for sale of $776 million at March 31, 2016 and $793 million at December 31, 2015, which are carried at the lower of cost or fair value. At March 31, 2016 and December 31, 2015, finance receivables held for sale consisted of personal loans of $606 million and $617 million, respectively, and real estate loans of $170 million and $176 million, respectively. At March 31, 2016 and December 31, 2015, the fair value of our finance receivables held for sale exceeded the cost. We used the aggregate basis to determine the lower of cost or fair value of finance receivables held for sale. We also separately present the interest income on our finance receivables held for sale as interest income on finance receivables held for sale originated as held for investment on our condensed consolidated statements of operations, which totaled $46 million and $4 million for the three months ended March 31, 2016 and 2015, respectively.

During March of 2016, we transferred $1.6 billion of loans of the SpringCastle Portfolio (after deducting allowance for finance receivable losses) from held for investment to held for sale due to management’s intent to no longer hold these finance receivables for the foreseeable future. We simultaneously sold our interests of these finance receivables held for sale on March 31, 2016 and recorded a net gain in other revenues at the time of sale of $167 million.

We did not have any other material transfer activity to or from finance receivables held for sale during each of the three months ended March 31, 2016 and 2015.